Exhibit 99.1

Royal Caribbean Group announces pricing and upsizing of $1 billion senior convertible notes offering to refinance existing convertible notes

MIAMI – August 1, 2022 – Royal Caribbean Group (NYSE: RCL) (the “Company”) today announced that it has priced the offering of $1 billion aggregate principal amount of 6.00% Convertible Senior Notes due 2025 (the “Convertible Notes”). In connection with the offering of the Convertible Notes, the Company granted certain of the initial purchasers of the Convertible Notes a 13-day option to purchase up to an additional $150 million aggregate principal amount of the Convertible Notes. The offering is expected to close on August 5, 2022, subject to customary closing conditions.

The Company intends to use the proceeds from the sale of the Convertible Notes to repurchase $350 million aggregate principal amount of its 2.875% convertible senior notes due November 15, 2023 and $800 million aggregate principal amount of its 4.25% convertible senior notes due June 15, 2023 (the “Existing Convertible Notes”) (including to pay fees and expenses in connection with such repurchases) in privately negotiated transactions. The Company intends to retire the Existing Convertible Notes so purchased.

“We successfully priced and upsized our previously announced convertible notes issuance,” said Naftali Holtz, Chief Financial Officer of Royal Caribbean Group. “Proceeds from the convertible notes issuance will be used to refinance existing convertible notes maturing in 2023,” added Holtz. “The transaction is intended to be net neutral to our outstanding shares and share equivalents after taking into account our ability to settle any remaining outstanding notes with cash.”

The Convertible Notes will mature on August 15, 2025 unless earlier converted, redeemed pursuant to a tax redemption or repurchased. The initial conversion rate per $1,000 principal amount of Convertible Notes is 19.9577 shares of common stock of the Company, which is equivalent to an initial conversion price of approximately $50.11 per share, subject to adjustment in certain circumstances. The initial conversion price represents a conversion premium of approximately 40% over the last reported sale price of the Company's common stock on August 1, 2022.

The Convertible Notes will be convertible at the holder’s option in certain circumstances. Upon conversion, the Company may satisfy its conversion obligation by paying or delivering, at its election, as applicable, cash, shares of its common stock or a combination of cash and shares of its common stock.

The Convertible Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Convertible Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy Convertible Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this press release relating to, among other things, our future performance estimates, forecasts and projections constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited, to: statements regarding revenues, costs and financial results for 2022 and beyond. Words such as “anticipate,” “believe,” “could,” “driving,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would,” “considering,” and similar expressions are intended to help identify forward-looking statements. Forward-looking statements reflect management’s current expectations, are based on judgments, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, the following: the impact of the global incidence and continued spread of COVID-19, which has had and will continue to have a material adverse impact on our business, liquidity and results of operations, or other contagious illnesses on economic conditions and the travel industry in general and the financial position and operating results of our Company in particular, such as: governmental and self-imposed travel restrictions and guest cancellations; our ability to obtain sufficient financing, capital or revenues to satisfy liquidity needs, capital expenditures, debt repayments and other financing needs; the effectiveness of the actions we have taken to improve and address our liquidity needs; the impact of the economic and geopolitical environment on key aspects of our business including the conflict between Ukraine and Russia, such as the demand for cruises, passenger spending, and operating costs; incidents or adverse publicity concerning our ships, port facilities, land destinations and/or passengers or the cruise vacation industry in general; concerns over safety, health and security of guests and crew; our COVID-19 protocols and any other health protocols we may develop in response to infectious diseases may be costly and less effective than we expect in reducing the risk of infection and spread of such disease on our cruise ships; further impairments of our goodwill, long-lived assets, equity investments and notes receivable; an inability to source our crew or our provisions and supplies from certain places; an increase in concern about the risk of illness on our ships or when travelling to or from our ships, all of which reduces demand; unavailability of ports of call; growing anti-tourism sentiments and environmental concerns; changes in U.S. foreign travel policy; the uncertainties of conducting business internationally and expanding into new markets and new ventures; our ability to recruit, develop and retain high quality personnel; changes in operating and financing costs; our indebtedness, any additional indebtedness we may incur and restrictions in the agreements governing our indebtedness that limit our flexibility in operating our business; the impact of foreign currency exchange rates, the impact of higher interest rate and fuel prices; the settlement of conversions of our convertible notes, if any, in shares of our common stock or a combination of cash and shares of our common stock, which may result in substantial dilution for our existing shareholders; our expectation that we will not declare or pay dividends on our common stock for the near future; vacation industry competition and changes in industry capacity and overcapacity; the risks and costs related to cyber security attacks, data breaches, protecting our systems and maintaining integrity and security of our business information, as well as personal data of our guests, employees and others; the impact of new or changing legislation and regulations or governmental orders on our business; pending or threatened litigation, investigations and enforcement actions; the effects of weather, natural disasters and seasonality on our business; the impact of issues at shipyards, including ship delivery delays, ship cancellations or ship construction cost increases; shipyard unavailability; the unavailability or cost of air service; and uncertainties of a foreign legal system as we are not incorporated in the United States.

In addition, many of these risks and uncertainties are currently heightened by and will continue to be heightened by, or in the future may be heightened by, the COVID-19 pandemic. It is not possible to predict or identify all such risks.

Forward-looking statements should not be relied upon as a prediction of actual results. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Royal Caribbean Group

Royal Caribbean Group (NYSE: RCL) is one of the leading cruise companies in the world with a global fleet of 64 ships traveling to approximately 1,000 destinations around the world. Royal Caribbean Group is the owner and operator of three award winning cruise brands: Royal Caribbean International, Celebrity Cruises, and Silversea Cruises and it is also a 50% owner of a joint venture that operates TUI Cruises and Hapag-Lloyd Cruises. Together, the brands have an additional 10 ships on order as of June 30, 2022. Learn more at www.royalcaribbeangroup.com or www.rclinvestor.com.

Investor Relations contact: Michael McCarthy

Email: mmccarthy@rccl.com

Media contact: Jonathon Fishman

Email: corporatecommunications@rccl.com

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